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                                                                    Exhibit 10.2

                                                                       EXECUTION

                          BALDWIN PIANO & ORGAN COMPANY

                 FIFTH AMENDMENT AND LIMITED WAIVER AND CONSENT
                                       TO
                                CREDIT AGREEMENT


                  This FIFTH AMENDMENT AND LIMITED WAIVER AND CONSENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of March 21, 2001 and entered into by and among BALDWIN PIANO & ORGAN COMPANY, a Delaware corporation ("BORROWER"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE CAPITAL"), as agent for itself and Lenders ("AGENT"), the financial institutions listed on the signature pages hereof ("LENDERS"), and, for purposes of Section 5 hereof, the Credit Parties listed on the signature pages hereof, and is made with reference to: (i) that certain Credit Agreement dated as of March 24, 2000, by and among Borrower, the other Credit Parties party thereto, Lenders and Agent (as modified by the First Amendment and Limited Waiver thereto dated as of August 11, 2000, the Limited Waiver and Consent thereto dated as of September 28, 2000, the Extension of Limited Waiver thereto dated as of October 30, 2000, the Second Amendment and Limited Waiver thereto dated as of December 15, 2000, the Third Amendment and Limited Waiver and Consent thereto dated as of January 26, 2001, the Extension of Limited Waiver thereto dated as of February 16, 2001, the Fourth Amendment and Limited Waiver and Consent thereto dated as of March 2, 2001, and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "CREDIT AGREEMENT"); and (ii) that certain Security Agreement dated as of March 24, 2000 (as heretofore amended, restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT") by and among Borrower, the Grantors party thereto and GE Capital, as Agent for itself and Lenders. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement or the Security Agreement, as applicable.


                                 R E C I T A L S
                                 - - - - - - - -

                  WHEREAS, Borrower has informed Agent and Lenders that Borrower has proposed to enter into a Retail Store Agreement (the "RETAIL STORE AGREEMENT") with Biasco Piano Acquisitions, Inc., an Illinois corporation ("BIASCO PIANO ACQUISITIONS"), pursuant to which Borrower has agreed to sell to Biasco Piano Acquisitions certain assets (as more particularly described in Section 1.1 of the Retail Store Agreement) of Borrower that constitute its retail stores operation (the "SUBJECT ASSETS").

                  WHEREAS, in connection with the Closing under the Retail Store Agreement, Borrower and Biasco Piano Acquisitions have agreed to enter into a Lease Agreement regarding the premises of Borrower located at 1871 Cobb Parkway, Marietta, Georgia (the "MARIETTA LEASE") together with the Retail Store Agreement, collectively, the "RETAIL STORE SALE DOCUMENTS").


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                  WHEREAS, Borrower has requested that Agent and Requisite
Lenders waive the restrictions contained in Sections 5.1, 6.7 and 6.8 of the Credit Agreement to the extent necessary to permit the sale of the Subject Assets to Biasco Piano Acquisitions for a gross cash purchase price of not less than $4,905,885 (the "RETAIL STORE SALE") and consent to the release of liens created by the Security Agreement on the Subject Assets pursuant to the terms thereof.

                  WHEREAS, Agent and Requisite Lenders have agreed to make certain amendments and waive certain requirements of the Credit Agreement and consent to the release of liens created by the Security Agreement on the Subject Assets, but only on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and the terms and conditions herein contained, Borrower, Agent and Requisite Lenders hereby agree pursuant to Section 11.2 of the Credit Agreement as follows:

                                   SECTION 1.
                       AMENDMENTS TO THE CREDIT AGREEMENT

                  On the basis of the representations and warranties contained in this Amendment, and subject to the terms and the satisfaction of the conditions set forth in this Amendment, Agent and Requisite Lenders hereby agree as follows:

                  A. AMENDMENT TO SECTION 3. Section 3 of the Credit Agreement is hereby amended by inserting a new Section 3.29 at the end thereof as follows:

                  "3.29 RETAIL STORE SALE DOCUMENTS. As of the Fifth Amendment Effective Date, Borrower has delivered to Agent a complete and correct copy of the Retail Store Sale Documents (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith). No Credit Party and no other Person party thereto is in default in the performance or compliance with any provisions thereof. Each of the Retail Store Sale Documents complies with, and the Retail Store Sale has been consummated in accordance with, all applicable laws. Each of the Retail Store Sale Documents is in full force and effect as of the Fifth Amendment Effective Date and has not been terminated, rescinded or withdrawn. All requisite approvals by Governmental Authorities having jurisdiction over Biasco Piano Acquisitions, any Credit Party and other Persons referenced therein, with respect to the transactions contemplated by the Retail Store Sale Documents, have been obtained, and no such approvals impose any conditions to the consummation of the transactions contemplated by the Retail Store Sale Documents or to the conduct by any Credit Party of its business thereafter. To the best of each Credit Party's knowledge, none of the representations or warranties of Biasco Piano Acquisitions in the Retail Store Agreement contain any untrue statement of a material fact. Each of the representations and warranties given by each applicable Credit Party in the Retail Store Agreement is true and correct in all material respects and does not omit any fact necessary to make the statements therein not misleading. Notwithstanding anything



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         contained in the Retail Store Agreement to the contrary, such representations and warranties of the Credit Parties are incorporated into this Agreement by this SECTION 3.29 and shall, solely for purposes of this Agreement and the benefit of Agent and Lenders, survive the consummation of the Retail Store Sale."

                  B. AMENDMENT TO ANNEX A. Annex A of the Credit Agreement is hereby amended by inserting the following definitions therein in alphabetical order:

                  "`BIASCO PIANO ACQUISITIONS" means Biasco Piano Acquisitions, Inc., an Illinois corporation, and its successors and assigns.

                  `FIFTH AMENDMENT' means that certain Fifth Amendment and Limited Waiver and Consent to Credit Agreement dated as of March 21, 2001 by and among Borrower, the Lenders signatory thereto, Agent and other Credit Parties signatory thereto.

                  `FIFTH AMENDMENT EFFECTIVE DATE' means the Fifth Amendment Effective Date as defined in the Fifth Amendment."

                  `MARIETTA LEASE' means that certain Lease Agreement made and entered into as of March 21, 2001 by and between by Borrower and Biasco Piano Acquisitions in connection with the Retail Store Sale, as such agreement may be amended, supplemented or otherwise modified in accordance with Section 6.19.

                  `RETAIL STORE AGREEMENT' means that certain Retail Store Agreement dated as of March 21, 2001 by and between Borrower and Biasco Piano Acquisitions, as such agreement may be amended, supplemented or otherwise modified in accordance with Section 6.19.

                  `RETAIL STORE SALE' means the sale by Borrower to Biasco Piano Acquisitions of certain assets (as more particularly described in Section 1.1 of the Retail Store Agreement) of Borrower relating to and used by Borrower in its retail stores operation.

                  `RETAIL STORE SALE DOCUMENTS" shall mean the Retail Store Agreement and Marietta Lease.

                  C. AMENDMENT TO DISCLOSURE SCHEDULE A. Disclosure Schedule A of the Credit Agreement is hereby amended by inserting the following at the end thereof:

                  "14. Retail Store Agreement

                  15. Marietta Lease".


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                                   SECTION 2.
               LIMITED WAIVER AND CONSENT TO THE CREDIT AGREEMENT

                  On the basis of the representations and warranties contained in this Limited Waiver, and subject to the terms and conditions of this Limited Waiver, Agent and Requisite Lenders hereby agree to waive the restrictions contained in Sections 5.1, 6.7 and 6.8 of the Credit Agreement solely to the extent necessary to permit Borrower and Biasco Piano Acquisitions to consummate the Retail Store Sale pursuant to the terms of the Retail Store Sale Documents; PROVIDED that concurrently with the consummation of the Retail Store Sale, Borrower shall deposit proceeds received in connection with the Retail Store Sale to the Collection Account and one hundred percent (100%) of such proceeds shall be used to prepay the Loans, it being understood that such prepayment shall not permanently reduce the Commitments. Requisite Lenders hereby authorize Agent to, at Borrower's sole cost and expense, execute and deliver such partial releases of its security interest in and Liens on such Collateral which constitutes Subject Assets as may be reasonably requested by Borrower in connection with the Retail Store Sale, including, without limitation, any UCC-3 termination statements and other full or partial release instruments, as applicable. Notwithstanding anything contained herein to the contrary, this Limited Waiver shall cease to be of any force or effect if the Retail Store Sale has not been consummated on or before March 30, 2001.


                                   SECTION 3.
                              LIMITATION OF WAIVER

                  Without limiting the generality of the provisions of Section
11.2 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to noncompliance by Borrower with the provisions of Sections 5.1, 6.7 and 6.8 of the Credit Agreement in the manner and to the extent described above and nothing in this Amendment shall be deemed to:

                   (a) constitute a waiver of compliance by Borrower with respect to (i) Sections 5.1, 6.7 and 6.8 of Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement, Security Agreement or any other instrument or agreement referred to therein; or

                   (b) prejudice any right or remedy that Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement, Security Agreement or any other instrument or agreement referred to therein.

                  Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement, Security Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.


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                                   SECTION 4.
                         REPRESENTATIONS AND WARRANTIES

                  In order to induce Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and Lenders that:

                  A. AUTHORIZATION; BINDING OBLIGATIONS. Each Credit Party has all requisite corporate power and authority to enter into this Amendment. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action by each Credit Party. This Amendment has been duly executed and delivered by each Credit Party and is the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law). As of the Fifth Amendment Effective Date (as hereinafter defined), the Credit Agreement, as amended by this Amendment, will constitute the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  B. INCORPORATION OF REPRESENTATIONS. Each representation and warranty of each Credit Party contained in each of the Loan Documents is true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of the Fifth Amendment Effective Date, except to the extent such representations and warranties relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

                  C. ABSENCE OF DEFAULTS. No event has occurred and is continuing or would result from the execution, delivery or performance of this Amendment that constitutes or would constitute a Default or Event of Default after giving effect to this Amendment.

                  D. PERFORMANCE. Borrower has performed in all material respects all agreements to be performed on its part on or before the date hereof as set forth in the Credit Agreement.

                                   SECTION 5.
                  ACKNOWLEDGEMENT AND CONSENT BY CREDIT PARTIES

                  Borrower and each other Credit Party executing a counterpart hereto agree to and acknowledge the terms and provisions of this Amendment and confirm that each Loan Document to which such Credit Party is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution of this Amendment, except as specifically provided herein. Borrower and each other Credit Party executing a counterpart hereof represent and warrant


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that, all representations and warranties contained in each Loan Document to which such Credit Party is a party are true, correct and complete in all material respects as of the date hereof to the same extent as though made on each such date and that Borrower and each such Credit Party has performed in all material respects all agreements to be performed on its part on or before the date hereof as set forth in the Loan Documents.


                                   SECTION 6.
                           CONDITIONS TO EFFECTIVENESS

                  This Amendment shall become effective (the "FIFTH AMENDMENT EFFECTIVE DATE") only upon receipt of the following items by Agent:

                  (a) counterparts hereof duly executed by each Credit Party and Requisite Lenders (or, in the case of any Lender, telex or telephone confirmation from such Lender of its execution hereof);

                  (b) the form and substance of the Retail Store Sale Documents, which form and substance shall in all respects be satisfactory to Agent and Requisite Lenders (which satisfaction shall be evidenced by such Lenders executing a counterpart hereof);

                  (c) the final form of the Retail Store Sale Documents which shall be in the form approved by Agent and Requisite Lenders with such changes thereto as may be acceptable to Agent, together with duly executed originals of an officer's certificate dated the Fifth Amendment Effective Date certifying that: (i) attached thereto is a true, correct and complete copy of the Retail Store Sale Documents (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith); (ii) no Credit Party and no other Person party to the Retail Store Sale Documents is in default in the performance or compliance with any provisions thereto; (iii) each of the Retail Store Sale Documents complies with, and the Retail Store Sale has been consummated in accordance with, all applicable laws; (iv) each of the Retail Store Sale Documents is in full force and effect as of the Fifth Amendment Effective Date and has not been terminated, rescinded or withdrawn; (v) all requisite approvals by Governmental Authorities having jurisdiction over Biasco Piano Acquisitions, any Credit Party and other Persons referenced in the Retail Store Sale Documents, with respect to the transactions contemplated by the Retail Store Sale Documents, have been obtained, and no such approvals impose any conditions to the consummation of the transactions contemplated by the Retail Store Sale Documents or to the conduct by any Credit Party of its business thereafter; (vi) to the best of each Credit Party's knowledge, none of the representations or warranties of Biasco Piano Acquisitions in the Retail Store Agreement contain any untrue statement of a material fact; and (vii) each of the representations and warranties given by each applicable Credit Party in the Retail Store Agreement is true and correct in all material respects and does not or omit any fact necessary to make the statements therein not misleading;

                  (d) a Borrowing Base Certificate reflecting the sale of the retail stores and reduction in inventory and the application of proceeds to the Loans; and


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                  (e) such other documents as Agent may reasonably request.


                                   SECTION 7.
                                  MISCELLANEOUS

                  A. EFFECT OF AMENDMENT. Except as specifically provided herein, this Amendment does not in any way waive, amend, modify, affect or impair the terms and conditions of the Credit Agreement or the other Loan Documents, and all terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect unless otherwise specifically amended, waived, modified or changed pursuant to the terms and conditions of this Amendment.

                  On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Amendment.

                  B. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses as described in Section 11.3 of the Credit Agreement incurred by Agent, Lenders and their respective counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

                  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                  E. COUNTERPARTS. This Amendment may be executed in any number of counterparts, including by telecopy, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.



                  [Remainder of page left blank intentionally.]





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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                              BORROWER:


                              BALDWIN PIANO & ORGAN COMPANY


                              By: /s/ Duane D. Kimble
                                  ------------------------------------------
                                  Name:  Duane D. Kimble
                                         -----------------------------------
                                  Title: Chief Financial Officer
                                         -----------------------------------


                              AGENT AND LENDERS:


                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, AS AGENT FOR ITSELF AND
                              LENDERS


                              By: /s/ James DeSantis
                                  ------------------------------------------
                                  Name:  James DeSantis
                                         -----------------------------------
                                  Title: Its Duly Authorized Signatory
                                         -----------------------------------




                              OTHER CREDIT PARTIES:


                              THE WURLITZER COMPANY


                              By: /s/ Duane D. Kimble
                                  ------------------------------------------
                                  Name:  Duane D. Kimble
                                         -----------------------------------
                                  Title: Chief Financial Officer
                                         -----------------------------------


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                              BALDWIN TRADING COMPANY


                              By: /s/ Duane D. Kimble
                                  ------------------------------------------
                                  Name:  Duane D. Kimble
                                         -----------------------------------
                                  Title: Chief Financial Officer
                                         -----------------------------------


                              THE BALDWIN PIANO COMPANY (CANADA) LIMITED


                              By: /s/ Duane D. Kimble
                                  ------------------------------------------
                                  Name:  Duane D. Kimble
                                         -----------------------------------
                                  Title: Chief Financial Officer
                                         -----------------------------------





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